Exhibit 10.1

AMENDMENT #7 TO

LICENSE AGREEMENT

This Amendment #7, dated as of December 31, 2019 (this “Agreement”), to the License Agreement (as defined below) is by and between the University of Virginia Patent Foundation d/b/a the University of Virginia Licensing & Ventures Group, a Virginia not-for-profit corporation (“UVA LVG”), and Adial Pharmaceuticals, Inc, a Delaware corporation (f/k/a ADial Pharmaceuticals, LLC) (“Adial” and together with “UVA LVG”, the “Parties”).

WHEREAS, the Parties have entered into that certain licensing agreement dated as of January 21, 2011 and as amended on October 21, 2013, and as further amended on May 18, 2016, March 27, 2017, August 15, 2017, December 14, 2017, and December 8, 2018 (together, the “License Agreement”);

WHEREAS, the Parties wish to amend the License Agreement as provided herein.

NOW, THEREFORE in consideration of the premises set forth above and the mutual covenants set forth below, the parties hereto agree to amend and clarify the License Agreement as follows:

AGREEMENT

1. Subsection 3.5(A)(i) of the License Agreement is hereby replaced in its entirety with the following:

“(i) twenty thousand dollars ($20,000) shall be paid on or before January 31, 2020, and”

2. Section 4.2.A. of the License Agreement is replaced in its entirety with the following:

“4.2.A. This section intentionally left blank.”

3. Adial hereby represents and warrants that it has used and will continue to use best efforts to dose a first patient with a Licensed Product in a Phase 3 clinical trial on or before March 31, 2020.

4. Except as provided herein, the terms and obligations of the Parties under the License Agreement shall remain unchanged.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first written above.

University of Virginia Patent Foundation d/b/a the University of Virginia Licensing & Ventures Group		Adial Pharmaceuticals, Inc.

By:	/s/ Michael P. Straightiff	By:	/s/ William Stilley
Name:	Michael P. Straightiff	Name:	William Stilley
Title:	Executive Director	Title:	CEO

By:	/s/ Peter M. Grant II
Name:	Peter M. Grant II
Title:	LVG Board Chair

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